[Lehman Brothers Logo]                                        [UBS Warburg Logo]


                                     ANNEX B
                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-C4
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  $999,060,409
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE


                                [GRAPHIC OF MAP]


                    % of Initial Pool by Cut-off Date Balance




Lehman Brothers                                                   UBS Warburg

                            Deutsche Banc Alex.Brown

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-C4

CREDIT SUPPORT
                 ---------------------------------------- -------------
   21.00%                       CLASS A-1
                 ----------------------------------------
                                CLASS A-2
                 ----------------------------------------
   16.75%                        CLASS B
                 ----------------------------------------
   12.75%                        CLASS C
                 ----------------------------------------
   11.50%                        CLASS D
                 ----------------------------------------
   10.75%                        CLASS E
                 ----------------------------------------
    9.00%                        CLASS F
                 ----------------------------------------
    7.75%                        CLASS G                     CLASS X
                 ----------------------------------------
    5.50%                        CLASS H
                 ----------------------------------------
    4.25%                        CLASS J
                 ----------------------------------------
    3.50%                        CLASS K
                 ----------------------------------------
    2.75%                        CLASS L
                 ----------------------------------------
    2.13%                        CLASS M
                 ----------------------------------------
    1.63%                        CLASS N
                 ----------------------------------------
      N/A                        CLASS P
                 ---------------------------------------- -------------

---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
  CLASS      ORIGINAL FACE     RATINGS        COUPON        INITIAL    WTD AVG LIFE     PRINCIPAL           LEGAL
                AMOUNT      (S&P/MOODY'S)  DESCRIPTION      COUPON     (YEARS) (1)      WINDOW(1)          STATUS
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
   A-1      $170,000,000       AAA/Aaa      Fixed Rate                    5.87         10/00-09/09         Public
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
   A-2       619,257,000       AAA/Aaa      Fixed Rate                    9.45         09/09-06/10         Public
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    B         42,460,000        AA/Aa2      Fixed Rate                    9.71         06/10-06/10         Public
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    C         39,963,000         A/A2       Fixed Rate                    9.71         06/10-06/10         Public
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    D         12,488,000        A-/A3       Fixed Rate                    9.71         06/10-06/10         Public
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    E          7,493,000      BBB+/Baa1     Fixed Rate                    9.75         06/10-07/10         Public
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    F         17,483,000       BBB/Baa2     Fixed Rate                    9.80         07/10-07/10         Public
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    G         12,489,000      BBB-/Baa3     Fixed Rate                    9.80         07/10-07/10      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    H         22,479,000         (5)        Fixed Rate                    9.80         07/10-07/10      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    J         12,488,000         (5)        Fixed Rate                   10.75         07/10-05/13      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    K          7,493,000         (5)        Fixed Rate                   14.03         05/13-05/15      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    L          7,493,000         (5)        Fixed Rate                   14.63         05/15-05/15      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    M          6,244,000         (5)        Fixed Rate                   14.63         05/15-05/15      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    N          4,995,000         (5)        Fixed Rate                   14.63         05/15-05/15      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    P         16,235,409         (5)        Fixed Rate                   16.04         05/15-06/20      Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
    X       999,060,409(2)       (5)         WAC I/O                      9.14 (3)    10/00-06/20(4)    Private 144A
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------
  TOTAL    $999,060,409           --            --            --           --               --               --
---------- ---------------- ------------- --------------- ---------- --------------- ----------------- ----------------

(1) Expected assuming among other things, 0% CPR, no losses and that ARD loans pay off on their respective anticipated repayment dates.
(2)  Represents notional amount of Class X.
(3)  Represents weighted average life of notional amount of Class X.
(4) Represents period over which the notional amount of the Class X Certificates will be reduced to zero.
(5)  Not offered hereby.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

    CERTAIN OFFERING POINTS

    o NEWLY ORIGINATED COLLATERAL. The collateral consists of 167 mortgage loans (the "Mortgage Loans") with a principal balance, as of September 11, 2000 (date used as the Cut-Off Date for the purposes of, among other things, presenting statistical information), of approximately $999.1 million. All of the Mortgage Loans were originated by affiliates of Lehman Brothers Inc. and UBS Warburg LLC, directly or through conduit correspondents.

    o CALL PROTECTION. 100% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.0% of the Mortgage Loans provide for an initial lockout period. The weighted average initial lockout period for all loans is 3.4 years. Following their initial lockout periods, 155 Mortgage Loans representing 80.60% of the initial mortgage pool balance prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months.

    o WEIGHTED AVERAGE REMAINING LOCK-OUT AND TREASURY DEFEASANCE (FOR DEFEASANCE LOANS ONLY) PERIOD OF 9.65 YEARS.

    o        NO LOAN IS DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

    o        $5,982,398 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE.

    o 1.40X WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO ("DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE (EXCLUDING CTL LOANS).

    o 67.7% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF DATE (EXCLUDING CTL LOANS).

    o        61.0% WEIGHTED AVERAGE LTV AT MATURITY OR ARD (EXCLUDING CTL
             LOANS).

    o        THE TWO LOANS WHICH REPRESENT THE LARGEST BORROWER CONCENTRATION
             ARE: 1) Westfield Shoppingtown South Shore Mall with a 48.4% LTV and 1.65x DSCR, and 2) Westfield Shoppingtown Plaza Camino Real with a 25.4% LTV and 3.47x DSCR. These loans have borrowers that are indirectly owned by Westfield America, Inc. (together, the "Westfield America Mortgage Loans"), one of the largest regional mall REITS (as measured by gross leasable area owned). Both of these Mortgage Loans have credit characteristics considered by S&P and Moody's to be consistent with investment grade obligations.

    o PROPERTY TYPE DIVERSIFICATION (BY BALANCE). 39.4% Retail (16.3% Regional Mall, 18.0% Anchored, and 5.1% Unanchored), 24.8% Multifamily (includes Senior Housing), 19.9% Office, 5.3% Industrial/Warehouse, 4.5% Hotel, 2.1% Credit Tenant Lease ("CTL"), 1.5% Mobile Home Park, 1.3% Mixed Use, 0.8% Self Storage and 0.3% Health Care.

    o GEOGRAPHIC DISTRIBUTION (BY BALANCE). The properties are distributed throughout 28 states: New York (19.2%); California (14.5%); Florida (10.2%); Texas (9.2%); Virginia (6.6%); Tennessee
             (4.7%); Pennsylvania (4.7%), Georgia (4.3%), all other states less than 4.0% each.

    o MONTHLY INVESTOR REPORTING. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

    o        CASH FLOWS WILL BE MODELED ON BLOOMBERG.

    Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to aggregate mortgage pool balance as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-Off Date Balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

                       PRIORITY AND TIMING OF CASH FLOWS*


                               [GRAPHIC OMITTED]




*Assuming 0% CPR and No Losses

RATING AGENCIES:         Moody's Investors Service, Inc. ("Moody's") and
                         Standard & Poor's Rating Services, a division of the
                         McGraw-Hill Companies, Inc. ("S&P")

TRUSTEE:                 LaSalle Bank, National Association

FISCAL AGENT:            ABN AMRO Bank N.V.

MASTER SERVICER:         ORIX Real Estate Capital Markets, LLC

SPECIAL SERVICER:        ORIX Real Estate Capital Markets, LLC

CLOSING DATE:            Week of September 25, 2000

CUT-OFF DATE:            September 11, 2000

ERISA: Classes A-1 and A-2 are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions. An amendment to those prohibited transaction exemptions is pending that would also allow Classes B, C, D, E, and F to be eligible provided that such securities are rated in one of the four highest rating categories.

DETERMINATION DATE:      11th day of each month or, if such day is not a
                         business  day, then the following business day.

PAYMENT: Pays on the 4th business day after Determination Date in each month, commencing in October 2000.

OPTIONAL CALL:           1% Clean-up call.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

MORTGAGE LOANS:     All of the Mortgage Loans were originated by UBS Principal
                    Finance LLC, affiliates of UBS Principal Finance LLC or affiliates of Lehman Brothers Inc. or by the approved conduit correspondents of those affiliates. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 8.425% and a weighted average remaining term to maturity of 117 months (assuming that the ARD loans mature on their ARD date).

                    See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

CREDIT ENHANCEMENT: Credit enhancement for each class of offered Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:      Principal and interest payments will generally be made to
                    Certificateholders in the following order:

                    1) Interest to the A-1 Class, A-2 Class and X Class pro rata,

                    2) Principal up to the Principal Distribution Amount to the A-1 Class until such class is retired,*

                    3) After the A-1 Class is retired, Principal up to the Principal Distribution Amount to the Class A-2 until such Class is retired,*

                    4) Interest to Class B, and then, after the A-2 Class is retired, Principal up to the Principal Distribution Amount to Class B until such Class is retired,

                    5) Interest to Class C, and then, after the B Class is retired, Principal up to the Principal Distribution Amount to Class C until such Class is retired,

                    6) Interest to Class D, and then, after the C Class is retired, Principal up to the Principal Distribution Amount to Class D until such Class is retired,

                    7) Interest to Class E, and then, after the D Class is retired, Principal up to the Principal Distribution Amount to Class E until such Class is retired,

                    8) Interest to Class F, and then, after the E Class is retired, Principal up to the Principal Distribution Amount to Class F until such Class is retired,

                    9) Interest and, after the F Class is retired, Principal up to the Principal Distribution Amount to the G, H, J, K, L, M, N and P Classes, sequentially.

                    *A-1 and A-2 Classes are pro rata if Classes B through P are retired.

REALIZED LOSSES: Realized Losses from any Mortgage Loan will be allocated in reverse sequential order (i.e. Classes P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through P have been retired by losses, Realized Losses shall be applied to the then existing A Classes pro-rata.

APPRAISAL
REDUCTIONS:         With respect to certain specially serviced Mortgage Loans as to which an appraisal is required, including any Mortgage
                    Loan that becomes 60 days delinquent, an Appraisal Reduction
                    Amount may be created, generally in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds approximately 90% of the appraised value of the related Mortgaged Property. The
                    Appraisal Reduction Amount will reduce proportionately the interest portion of the P&I Advance for that loan, which reduction may result in a shortfall of interest to the most subordinate class of interest-bearing certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:
                              MINIMUM     INCREMENTS
        CLASSES             DENOMINATION  THEREAFTER  DELIVERY
--------------------------  ------------  ----------  --------
A-1, A-2, B, C, D, E AND F    $10,000         $1        DTC

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

PREPAYMENT RESTRICTION*

------------------------------------------------------------------------------------------------------------------------------------
      PREPAYMENT         9/00      9/01      9/02       9/03      9/04      9/05      9/06       9/07      9/08      9/09      9/10
     RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
   LOCK-OUT / DEF.      100.0%    100.0%    100.0%     82.0%      80.4%     80.1%     80.0%     79.0%      79.1%     71.6%    100.0%
------------------------------------------------------------------------------------------------------------------------------------
  YIELD MAINTENANCE        -         -         -       18.0%      19.6%     19.9%     20.0%     20.8%      20.9%     12.3%       -
------------------------------------------------------------------------------------------------------------------------------------
      SUB TOTAL:        100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     99.9%     100.0%     83.9%    100.0%
------------------------------------------------------------------------------------------------------------------------------------

% PREPAYMENT PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
          5%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          4%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          3%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          2%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          1%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         OPEN              -         -         -         -          -         -         -        0.1%        -       16.1%       -
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL:          100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%
------------------------------------------------------------------------------------------------------------------------------------

* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults.


OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):



----------------------------------------------------------------------------
     OPEN PERIOD AT END          NUMBER OF LOANS          % OF INITIAL
          OF LOAN*                                        POOL BALANCE
----------------------------------------------------------------------------
            NONE                        45                    21.28%
----------------------------------------------------------------------------
          1 MONTH                       46                    26.15
----------------------------------------------------------------------------
          2 MONTHS                      12                    10.59
----------------------------------------------------------------------------
          3 MONTHS                      62                    41.12
----------------------------------------------------------------------------
          6 MONTHS                      2                      0.86
----------------------------------------------------------------------------
           TOTAL:                      167                   100.00%
----------------------------------------------------------------------------

* WEIGHTED AVERAGE OPEN PERIOD AT END OF LOAN IS 2 MONTHS.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

CREDIT TENANT
LEASE LOANS:        Credit Tenant Lease Loans are secured by mortgages on
                    properties which are leased (each a "Credit Tenant Lease") to a tenant which possesses, or whose parent or other affiliate which guarantees the lease obligation possesses, the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                    The Credit Tenant Lease Loans generally provide that the tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                    (i)  the Tenant is obligated to continue making payments;

                    (ii) the Tenant must make an offer to purchase the
                         applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or

                   (iii) the Trustee on behalf of the Certificateholders will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.


                    Approximately 2.1% of the Initial Pool Balance are Credit Tenant Lease Loans.

----------------------------------------------------------------------------------------------------------------------------
        TENANT / GUARANTOR              NUMBER          CUT-OFF DATE       LEASE TYPE(1)    CREDIT RATING    CREDIT RATING
                                       OF LOANS          BALANCE ($)                            (S&P)          (MOODY'S)
----------------------------------------------------------------------------------------------------------------------------
   Walgreens Company(2)                    3               $10,069,545           NN               A+              Aa3
----------------------------------------------------------------------------------------------------------------------------
   CVS Corporation                         4                $9,614,247        NNN / NN            A               A3
----------------------------------------------------------------------------------------------------------------------------
   Mobil Corporation                       1                $1,351,232          NNN              AAA            Aaa(3)
----------------------------------------------------------------------------------------------------------------------------
   TOTAL / WEIGHTED AVERAGE:               8               $21,035,024           --               A+              A1
----------------------------------------------------------------------------------------------------------------------------

(1) "Bond" means bondable lease, "NNN" means triple net lease and "NN" means double net lease.
(2)  Issuer Credit Rating.
(3) The tenant is the unrated operating subsidiary of the Mobil Corporation, the rated parent. The tenant holds substantially all of the assets of the Mobil Corporation.


RESERVES:           The table below relates only to conventional conduit loans and excludes: (i) all Credit Tenant Lease Loans; and (ii) the Westfield America Mortgage Loans.


               ------------------------------ --------------------------------
                         RESERVES                   % OF CONDUIT LOANS
                                                    WITH ANNUAL ESCROWS
               ------------------------------ --------------------------------
               Replacement Reserves                        95.2%
               ------------------------------ --------------------------------
               Taxes                                       99.8%
               ------------------------------ --------------------------------
               Insurance                                   89.8%
               ------------------------------ --------------------------------
               TI & LC Retail                              85.9%
               ------------------------------ --------------------------------
               TI & LC Industrial                          85.9%
               ------------------------------ --------------------------------
               TI & LC Office                              85.4%
               ------------------------------ --------------------------------


CASH MANAGEMENT:    Mortgage Loans representing 92.6% of the Initial Pool
                    Balance employ cash management systems.

              ------------------------------- --------------------------------
                  CASH MANAGEMENT SYSTEM              MORTGAGE POOL
              ------------------------------- --------------------------------
                Springing Lockbox                71.6% of Initial Pool Balance
              ------------------------------- --------------------------------
                Hard Lockbox                     21.1% of Initial Pool Balance
              ------------------------------- --------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

LARGEST SPONSOR CONCENTRATION:

--------------------------------------------------------------------------------------------------------------------------------
                WESTFIELD SHOPPINGTOWN SOUTH SHORE LOAN
--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:               $85,932,282
----------------------------------- --------------------------------------------------------------------------------------------
COUPON:                             8.177%
----------------------------------- --------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:         December 11, 2009
----------------------------------- --------------------------------------------------------------------------------------------
TERM TO ARD:                        10 years
----------------------------------- --------------------------------------------------------------------------------------------
AMORTIZATION:                       30 years; hyper-amortization commencing after the ARD
----------------------------------- --------------------------------------------------------------------------------------------
SPONSOR:                            Westfield America, Inc.
----------------------------------- --------------------------------------------------------------------------------------------
ANCHORS:                            Macy's, Sears, JC Penney and Lord & Taylor
----------------------------------- --------------------------------------------------------------------------------------------
PROPERTY:                           1,154,671 square foot regional shopping center
----------------------------------- --------------------------------------------------------------------------------------------
LOCATION:                           Bay Shore, New York
----------------------------------- --------------------------------------------------------------------------------------------
1999 IN-LINE SALES/SF:              $393
----------------------------------- --------------------------------------------------------------------------------------------
IN-LINE COST OF OCCUPANCY:          15.3%
----------------------------------- --------------------------------------------------------------------------------------------
OCCUPANCY:                          98.4%(1)
----------------------------------- --------------------------------------------------------------------------------------------
VALUE:                              $177.4 million
----------------------------------- --------------------------------------------------------------------------------------------
LTV :                               48.4%
----------------------------------- --------------------------------------------------------------------------------------------
DSCR:                               1.65x
----------------------------------- --------------------------------------------------------------------------------------------
RESERVES:                           Springing (if DSCR falls below 1.25x or an event of default occurs, lockbox will be established for tenant improvements, leasing commissions, operating expenses and capital expenditures)
----------------------------------- --------------------------------------------------------------------------------------------
LOCKBOX:                            Hard for debt service, tax and insurance; springing for reserves
----------------------------------- --------------------------------------------------------------------------------------------

(1) BASED ON 5/1/00 RENT ROLL.



--------------------------------------------------------------------------------------------------------------------------------
             WESTFIELD SHOPPINGTOWN PLAZA CAMINO REAL LOAN
--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:               $36,000,000
----------------------------------- --------------------------------------------------------------------------------------------
COUPON:                             7.65%
----------------------------------- --------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:         June 11, 2010
----------------------------------- --------------------------------------------------------------------------------------------
TERM TO ARD:                        10 years
----------------------------------- --------------------------------------------------------------------------------------------
AMORTIZATION:                       Interest only to the ARD; hyper-amortization commencing after the ARD
----------------------------------- --------------------------------------------------------------------------------------------
SPONSOR:                            Westfield America, Inc.
----------------------------------- --------------------------------------------------------------------------------------------
ANCHORS:                            JC Penney, Macy's, Sears, Robinsons-May and Macy's Men & Home Store
----------------------------------- --------------------------------------------------------------------------------------------
PROPERTY:                           1,148,028 square foot, fully enclosed, two-level, regional mall
----------------------------------- --------------------------------------------------------------------------------------------
LOCATION:                           Carlsbad, California
----------------------------------- --------------------------------------------------------------------------------------------
1999 IN-LINE SALES/SF:              $320
----------------------------------- --------------------------------------------------------------------------------------------
IN-LINE COST OF OCCUPANCY:          13.1%
----------------------------------- --------------------------------------------------------------------------------------------
OCCUPANCY:                          96.1%(1)
----------------------------------- --------------------------------------------------------------------------------------------
VALUE:                              $141.9 million
----------------------------------- --------------------------------------------------------------------------------------------
LTV :                               25.4%
----------------------------------- --------------------------------------------------------------------------------------------
DSCR:                               3.47x
----------------------------------- --------------------------------------------------------------------------------------------
RESERVES:                           Completion reserve account funded with
                                    $94,375; Springing (if DSCR falls below
                                    1.35x, if an event of default occurs,
                                    or if borrower fails to repay the loan
                                    in full by its ARD, lockbox will be
                                    established for taxes and, if an event
                                    of default occurs, for insurance)
----------------------------------- --------------------------------------------------------------------------------------------
LOCKBOX:                            Springing
----------------------------------- --------------------------------------------------------------------------------------------

(1) BASED ON 4/1/00 RENT ROLL, UPDATED FOR NEW LEASING ACTIVITY THROUGH MAY
    2000.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

PREPAYMENT PREMIUM
ALLOCATION EXAMPLE:

                    The yield maintenance charge due in connection with a prepayment will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield, converting from semi-annual to monthly pay, of a Treasury security of similar maturity in most cases, assuming ARD loans mature on their anticipated repayment dates.

                    A portion of any collected prepayment premium will be paid on the Class of Certificates senior to the Class J Certificates then receiving principal, if any, based on the Discount Rate Fraction Methodology. The following example reflects that method. The balance of the prepayment premium will be distributed to the Class X Certificates.

                    DISCOUNT RATE FRACTION METHODOLOGY:

                    Mortgage Loan Characteristics of Mortgage Loan being prepaid:

                          Balance                          $10,000,000
                          Coupon                           7.75%
                          Maturity                         10 years
                    Treasury Rate (monthly)                6.00%
                    Certificate Characteristics
                          Class A-1 Coupon                 7.00%
                    Discount Rate Fraction Example:

                    --------------------------------------------------- ------------------------- ----------------------------
                                                                               CLASS A-1                    CLASS X
                                                                              CERTIFICATES               CERTIFICATES
                    --------------------------------------------------- ------------------------- ----------------------------
                    PRINCIPAL PAYMENT                                         $10,000,000                     N/A
                    --------------------------------------------------- ------------------------- ----------------------------
                    DISCOUNT RATE FRACTION CALCULATION
                    (Class A-1 Coupon - Reinvestment Yield) /               (7.00% - 6.00%) /         (100.0% - 57.14%)-
                    (Gross Mortgage Rate - Reinvestment Yield) =            (7.75% - 6.00%) =               42.86%
                    Discount Rate Fraction =                                     57.14%
                    --------------------------------------------------- ------------------------- ----------------------------
                    % OF PREMIUM ALLOCATED TO CLASSES:                           57.14%                     42.86%
                    --------------------------------------------------- ------------------------- ----------------------------

ANTICIPATED
REPAYMENT
DATE LOANS:         22 Mortgage Loans representing 31.0% of the Initial Pool
                    Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment
                    Date" or "ARD") prior to maturity set forth in the related
                    Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property, as determined in the related
                    Mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on or after the Anticipated Repayment
                    Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

DETAILED MONTHLY
INVESTOR REPORTING: Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificate holders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

                     NAME OF REPORT                               DESCRIPTION (INFORMATION PROVIDED)
-------- ---------------------------------------- --------------------------------------------------------------------
1        Distribution Date Statement              Principal and interest distributions, principal balances
-------- ---------------------------------------- --------------------------------------------------------------------
2        Mortgage Loan Status Report              Portfolio stratifications
-------- ---------------------------------------- --------------------------------------------------------------------
3        Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
-------- ---------------------------------------- --------------------------------------------------------------------
4        Delinquent Loan Status Report            Listing of delinquent mortgage loans
-------- ---------------------------------------- --------------------------------------------------------------------
5        Historical Loan Modification Report      Information on modified mortgage loans
-------- ---------------------------------------- --------------------------------------------------------------------
6        Historical Liquidation Report            Net liquidation proceeds and realized losses
-------- ---------------------------------------- --------------------------------------------------------------------
7        REO Status Report                        NOI and value of REO
-------- ---------------------------------------- --------------------------------------------------------------------
8        Servicer Watch List                      Listing of loans in jeopardy of becoming Specially Serviced
-------- ---------------------------------------- --------------------------------------------------------------------
9        Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-off statement


ADVANCING:          The Master Servicer will be obligated to make advances of
                    scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                    Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related Mortgage Loan. If the Master
                    Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS:  The Controlling Class will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to select a representative that may direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set forth in the Pooling and Servicing Agreement.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

                  GENERAL CHARACTERISTICS                                        PROPERTY TYPES
------------------------------------- ------------------       ---------------------------- ------------------------
                                                                                               % OF INITIAL POOL
          CHARACTERISTICS                                            PROPERTY TYPES                 BALANCE
------------------------------------- ------------------       ---------------------------- ------------------------
        Initial Pool Balance            $999,060,409                     Retail                      39.4%
------------------------------------- ------------------       ---------------------------- ------------------------
          Number of Loans                    167                      Multifamily*                   24.8
------------------------------------- ------------------       ---------------------------- ------------------------
             Gross WAC                     8.425%                        Office                      19.9
------------------------------------- ------------------       ---------------------------- ------------------------
          Original WAM(1)                122 months               Industrial/Warehouse                5.3
------------------------------------- ------------------       ---------------------------- ------------------------
          Remaining WAM(1)               117 months                       Hotel                       4.5
------------------------------------- ------------------       ---------------------------- ------------------------
        Average Loan Balance             $5,982,398                        CTL                        2.1
------------------------------------- ------------------       ---------------------------- ------------------------
      Weighted Average DSCR(2)              1.40x                    Mobil Home Park                  1.5
------------------------------------- ------------------       ---------------------------- ------------------------
    WA Cut-Off Date LTV Ratio(2)            67.7%                       Mixed Use                     1.3
------------------------------------- ------------------       ---------------------------- ------------------------
       WA LTV at Maturity(2)                61.0%                     Self Storage                    0.8
------------------------------------- ------------------       ---------------------------- ------------------------
        Geographic Diversity              28 states                    Health Care                    0.3
------------------------------------- ------------------       ---------------------------- ------------------------
        Balloon or ARD Loans                97.9%                        TOTAL:                     100.0%
------------------------------------- ------------------       ---------------------------- ------------------------

(1) Assumes ARD loans mature on their respective * Includes Senior Housing. Anticipated Repayment Dates.

(2)  Excludes CTL loans.

                                           DEAL SUMMARY BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                 % OF
                                AGGREGATE       INITIAL      AVERAGE              REM.                            WA
                      # OF    CUT-OFF DATE       POOL      CUT-OFF DATE   GROSS    WAM       WA        WA      OCCUPANCY   BALLOON
     PROPERTY TYPE    LOANS      BALANCE        BALANCE      BALANCE       WAC   (MOS)(1)   LTV       DSCR       RATE         %
------------------------------------------------------------------------------------------------------------------------------------
RETAIL                    40     $393,941,831     39.4%     $9,848,546   8.324%    114     63.13%     1.56X      95.94%      91.4%
------------------------------------------------------------------------------------------------------------------------------------
    Anchored              23     $180,125,759     18.0%     $7,831,555   8.463%    114     73.61%     1.27x      96.76%      90.7%
------------------------------------------------------------------------------------------------------------------------------------
    Regional Mall          3     $162,874,332     16.3%    $54,291,444   8.109%    114     49.13%     1.96x      94.53%      92.4%
------------------------------------------------------------------------------------------------------------------------------------
    Unanchored            14      $50,941,739      5.1%     $3,638,696   8.520%    114     70.85%     1.33x      97.51%      90.6%
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY(4)            54     $247,616,446     24.8%     $4,585,490   8.347%    106     75.65%     1.25X      95.97%      90.8%
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                    27     $199,131,368     19.9%     $7,375,236   8.574%    123     68.12%     1.30X      97.33%      89.7%
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/W'HOUSE        12      $52,807,191      5.3%     $4,400,599   8.393%    110     64.93%     1.31X      96.69%      90.4%
------------------------------------------------------------------------------------------------------------------------------------
HOTEL                     12      $45,297,374      4.5%     $3,774,781   8.914%    124     62.81%     1.46X       N/A        82.7%
------------------------------------------------------------------------------------------------------------------------------------
CTL                        8      $21,035,024      2.1%     $2,629,378   8.349%    232      N/A        N/A      100.00%      N/A
------------------------------------------------------------------------------------------------------------------------------------
MOBILE HOME PARK           7      $14,673,676      1.5%     $2,096,239   8.297%    116     69.78%     1.37X      88.65%      86.6%
------------------------------------------------------------------------------------------------------------------------------------
MIXED USE                  3      $13,351,431      1.3%     $4,450,477   8.742%    124     72.44%     1.34X      99.33%      87.6%
------------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE               3       $8,072,060      0.8%     $2,690,687   8.870%    115     66.10%     1.34X      84.26%      84.7%
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                1       $3,134,007      0.3%     $3,134,007  10.000%    112     74.62%     2.09X      92.00%      87.4%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/AVG/WTD.AVG:       167     $999,060,409    100.0%     $5,982,398   8.425%    117     67.69%(2)  1.40X(2)   96.19%(3)   88.4%
------------------------------------------------------------------------------------------------------------------------------------


(1)  Assumes ARD loans mature on their respective Anticipated Repayment Dates.

(2)  Excludes credit tenant lease loans.

(3)  Excludes hotels.

(4)  Includes Senior Housing.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

                  LOAN SIZE DISTRIBUTION                                            GROSS RATE DISTRIBUTION
-----------------------------------------------------------        ----------------------------------------------------------
     CUT-OFF DATE BALANCE          # OF     % OF INITIAL                GROSS RATE RANGES          # OF      % OF INITIAL
          RANGES ($)              LOANS     POOL BALANCE                       (%)                LOANS      POOL BALANCE
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
         0 - 2,000,000              47          6.51%                     7.251 - 7.500             1             0.33%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
     2,000,001 - 6,000,000          68         24.89                      7.501 - 7.750             3             5.66
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    6,000,001 - 10,000,000          30         22.56                      7.751 - 8.000             3             1.50
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    10,000,001 - 14,000,000         10         11.95                      8.001 - 8.250             26           19.54
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    14,000,001 - 18,000,000         4           6.13                      8.251 - 8.500             53           33.17
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    18,000,001 - 24,000,000         3           6.27                      8.501 - 8.750             52           30.49
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    24,000,001 - 36,000,000         3           9.00                      8.751 - 9.000             21            6.97
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    36,000,001 - 58,000,000         1           4.10                      9.001 - 9.250             3             1.40
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
   66,000,001 - 138,000,000         1           8.60                      9.251 - 9.500             3             0.54
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            TOTAL:                 167        100.00%                     9.501 - 9.750             1             0.08
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
Min.: $497,470                                                            9.751 - 10.000            1             0.31
Max.: $85,932,282                                                  ----------------------------- --------- ------------------
Avg.: $5,982,398                                                             TOTAL:               167          100.00%
                                                                   ----------------------------- --------- ------------------
                                                                   Min.: 7.390%
                                                                   Max.: 10.000%
                                                                   Wtd. Avg.: 8.425%

              REMAINING TERM TO MATURITY(1)                                    REMAINING AMORTIZATION TERM(1,2)
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            MONTHS                 # OF     % OF INITIAL                      MONTHS               # OF      % OF INITIAL
                                  LOANS     POOL BALANCE                                          LOANS      POOL BALANCE
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            37 - 60                 4           1.64%                       217 - 228               3            0.48%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            61 - 84                 8           3.82                        229 - 240               7            1.99
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            85 - 96                 1           0.14                        265 - 276               4            1.29
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           97 - 108                 5           3.68                        277 - 288               1            0.81
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           109 - 120               133         84.70                        289 - 300               20           6.61
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           133 - 144                1           0.28                        313 - 324               1            0.29
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           169 - 180                7           3.65                        337 - 348               7            3.84
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           217 - 228                3           0.46                        349 - 360              123          84.69
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           229 - 240                5           1.64                          TOTAL:               166         100.00%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            TOTAL:                 167        100.00%              (1) Assumes ARD loans mature on their respective
-------------------------------- --------- ----------------            Anticipated Repayment Dates.
(1) Assumes ARD loans mature on their respective                   (2) Excludes a full term interest only loan.
    Anticipated  Repayment Dates.                                  Min: 221 months
Min.: 46 months                                                    Max.: 360 months
Max.: 237 months                                                   Wtd. Avg.: 346 months
Wtd.  Avg.: 117 months

                                 Page 12 of 14

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

          DEBT SERVICE COVERAGE RATIOS (DSCR)(1)                                LOAN TO VALUE RATIOS (LTV)(1)
-----------------------------------------------------------       ----------------------------------------------------------
         CUT-OFF DATE             # OF      % OF INITIAL                  CUT-OFF DATE            # OF       % OF INITIAL
       DSCR RANGES (X)            LOANS     POOL BALANCE                 LTV RANGES (%)           LOANS      POOL BALANCE
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         1.20 - 1.24               45          34.56%                   25.001 - 30.000             1            3.68%
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         1.25 - 1.29               51          24.44                    35.001 - 40.000             3            1.34
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         1.30 - 1.34               24          14.25                    45.001 - 50.000             2           11.08
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         1.35 - 1.39               12           3.70                    50.001 - 55.000             1            0.24
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         1.40 - 1.49               15           5.97                    55.001 - 60.000             9            1.64
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         1.50 - 1.69                7          12.51                    60.001 - 65.000            13            6.90
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         1.80 - 1.99                3           0.57                    65.001 - 70.000            22           11.74
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
         2.00 - 2.19                1           0.32                    70.001 - 75.000            60           36.27
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
             3.47                   1           3.68                    75.001 - 80.000            48           27.12
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
            TOTAL:                 159        100.00%                        TOTAL:                159         100.00%
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
(1) Excludes CTL loans.                                           (1) Excludes CTL loans.
Min.: 1.20x                                                       Min.: 25.37%
Max.: 3.47x                                                       Max.: 79.94%
Wtd. Avg.: 1.40x                                                  Wtd. Avg.: 67.69%


                    OCCUPANCY RATES(1)                                       MATURITY DATE/ARD LOAN TO VALUE(1)
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
    CUT-OFF DATE OCCUPANCY        # OF      % OF INITIAL              CUT-OFF DATE BALLOON        # OF       % OF INITIAL
          RANGES (%)              LOANS     POOL BALANCE                 LTV RANGES (%)           LOANS      POOL BALANCE
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
        65.01 - 70.00               1           0.24%                   25.001 - 30.000             1            3.68%
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
        75.01 - 80.00               1           0.61                    30.001 - 40.000             3            1.34
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
        80.01 - 85.00               5           1.14                    40.001 - 50.000            10           13.24
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
        85.01 - 90.00               8           2.16                    50.001 - 55.000            10            2.52
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
        90.01 - 95.00              37          34.95                    55.001 - 60.000            21           11.63
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
        95.01 - 100.00             103         60.90                    60.001 - 65.000            28           16.74
------------------------------- ---------- ----------------       ----------------------------- ---------- -----------------
            TOTAL:                 155        100.00%                   65.001 - 70.000            50           29.60
------------------------------- ---------- ----------------      ----------------------------- ---------- -----------------
(1) Excludes hotels.                                                    70.001 - 75.000            36           21.25
Min: 68.80%                                                      ----------------------------- ---------- -----------------
Max.: 100.00%                                                    TOTAL:                           159         100.00%
Wtd. Avg.: 96.19%                                                ----------------------------------------------------------
                                                                  (1) Excludes CTL loans.
                                                                  Min.: 25.37
                                                                  Max.:74.94 %
                                                                  Wtd. Avg.: 60.98%

                                 Page 13 of 14

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

                                                  GEOGRAPHIC DISTRIBUTION
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
          STATE                 # OF        % OF INITIAL                    STATE                # OF        % OF INITIAL
                             PROPERTIES     POOL BALANCE                                      PROPERTIES     POOL BALANCE
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
         New York                17            19.23%                     Missouri                2              1.62
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
        California               17            14.53                      Maryland                1              1.56
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
         Florida                 21            10.21                   South Carolina             2              1.31
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
          Texas                  20             9.23                        Utah                  2              1.20
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
         Virginia                 8             6.57                      Michigan                4              0.97
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
        Tennessee                 3             4.74                     Connecticut              4              0.96
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
       Pennsylvania              12             4.72                     Washington               1              0.58
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
         Georgia                 10             4.35                      Colorado                1              0.51
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
      North Carolina              8             3.13                      Illinois                1              0.50
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
        New Jersey                8             2.71                      Arkansas                1              0.45
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
         Indiana                  5             2.34                     New Mexico               1              0.32
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
         Arizona                  9             2.11                       Alabama                1              0.25
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
           Ohio                   3             2.07                       Vermont                1              0.04
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
         Oklahoma                 7             1.90                       TOTAL:                181           100.00%
--------------------------- -------------- ----------------       -------------------------- ------------- -----------------
      Massachusetts              11             1.90
--------------------------- -------------- ----------------


                                                       AMORTIZATION
                    -------------------------------------------- -------------- --------------------------
                                     LOAN TYPE                      NUMBER            % OF INITIAL
                                                                   OF LOANS           POOL BALANCE
                   --------------------------------------------- ------------- --------------------------
                                Amortizing Balloon                   131                 63.14%
                   --------------------------------------------- ------------- --------------------------
                                 Hyperamortizing                      21                 27.35
                   --------------------------------------------- ------------- --------------------------
                        Interest Only..Amortizing Balloon              6                  3.80
                   --------------------------------------------- ------------- --------------------------
                      Interest Only...Hyperamortizing Balloon          1                  3.60
                   --------------------------------------------- ------------- --------------------------
                                 Fully Amortizing                      4                  1.14
                   --------------------------------------------- ------------- --------------------------
                                       Step                            4                  0.97
                   --------------------------------------------- ------------- --------------------------
                                      TOTAL:                         167                100.00%
                   --------------------------------------------- ------------- --------------------------


                                 Page 14 of 14

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

[Lehman Brothers Logo]                                      [UBS Warburg Logo]


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C4
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C4


                          INITIAL MORTGAGE POOL BALANCE
                          APPROXIMATELY $999.1 MILLION

LEHMAN BROTHERS                                                    UBS WARBURG
                            DEUTSCHE BANC ALEX.BROWN

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

TRANSACTION HIGHLIGHTS
-----------------------------------------------------------------------------


Initial Mortgage Pool Balance:          Approximately $999.1 million

Public Certificates:                    Approximately $909.1 million

Private Certificates:                   Approximately $89.9 million

Co-Lead Manager/Sole Book Runner:       Lehman Brothers Inc.

Co-Lead Manager:                        UBS Warburg LLC

Co-Manager:                             Deutsche Bank Securities Inc.

Rating Agencies:                        Standard & Poor's Rating Services,
                                        a division of the McGraw-Hill
                                        Companies, Inc. ("S&P") & Moody's
                                        Investors Service Inc. ("Moody's")

Trustee:                                LaSalle Bank National Association

Fiscal Agent:                           ABN AMRO Bank N.V.

Master Servicer:                        ORIX Real Estate Capital Markets, LLC

Special Servicer:                       ORIX Real Estate Capital Markets, LLC

TRANSACTION HIGHLIGHTS
----------------------------------------------------------------------------

Determination Date:                 11th day of each month or if such day is
                                    not a business day, then the following
                                    business day

Distribution Date:                  4th business day after the Determination
                                    Date of each month, commencing in
                                    October 2000

Eligibility for Underwriters'       Classes A-1 and A-2. There is currently
Prohibited Transaction              pending a proposed amendment to the subject
for ERISA Purposes:                 prohibited transaction exemptions that would
                                    make the remaining public certificates
                                    eligible as well provided that such
                                    securities are rated in one of the four
                                    highest rating categories.

DTC:                                All public certificates

Bloomberg:                          Cashflows will be modeled on Bloomberg

Denominations:                      Class                Minimum Denomination*
                          -----------------------------------------------------
                                    A-1, A-2, B,             $10,000
                                    C, D, E and F

                                    *Increments of $1 thereafter.

Lehman Brothers CMBS Index:         All classes will be included in the
                                    Lehman Brothers CMBS Index

STRUCTURAL HIGHLIGHTS
------------------------------------------------------------------------------

CERTIFICATES*


---------------------------------------- -------------
               CLASS A-1
----------------------------------------
               CLASS A-2
----------------------------------------
                CLASS B
----------------------------------------
                CLASS C
----------------------------------------
                CLASS D
----------------------------------------
                CLASS E
----------------------------------------
                CLASS F
----------------------------------------
                CLASS G                     CLASS X
----------------------------------------
                CLASS H
----------------------------------------
                CLASS J
----------------------------------------
                CLASS K
----------------------------------------
                CLASS L
----------------------------------------
                CLASS M
----------------------------------------
                CLASS N
----------------------------------------
                CLASS P
---------------------------------------- -------------


* Blue shaded classes indicate those certificates that are offered publicly. All other classes of certificates are offered privately (144A).

STRUCTURAL HIGHLIGHTS
-------------------------------------------------------------------------------

BOND STRUCTURE*

o    Sequential pay structure.

o Interest and principal are paid to senior classes before subsequent classes receive interest and principal.

o Credit enhancement for each class will be provided by the classes which are subordinate to it.

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class P).


            Original Face       Ratings        Credit                     Wtd. Avg. Life           Principal
  Class      Amount ($)      (S&P/Moody's)     Support     Description       (years) (1)           Window (1)             Status
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
    A-1    $170,000,000         AAA /Aaa       21.00%        Fixed Rate          5.87              10/00-09/09            Public
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
    A-2     619,257,000         AAA /Aaa       21.00         Fixed Rate          9.45              09/09-06/10            Public
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     B       42,460,000          AA/Aa2        16.75         Fixed Rate          9.71              06/10-06/10            Public
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     C       39,963,000           A/A2         12.75         Fixed Rate          9.71              06/10-06/10            Public
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     D       12,488,000          A-/A3         11.50         Fixed Rate          9.71              06/10-06/10            Public
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     E        7,493,000        BBB+/Baa1       10.75         Fixed Rate          9.75              06/10-07/10            Public
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     F       17,483,000         BBB/Baa2        9.00         Fixed Rate          9.80              07/10-07/10            Public
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     G       12,489,000           (5)           7.75         Fixed Rate          9.80              07/10-07/10         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     H       22,479,000           (5)           5.50         Fixed Rate          9.80              07/10-07/10         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     J       12,488,000           (5)           4.25         Fixed Rate         10.75              07/10-05/13         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     K        7,493,000           (5)           3.50         Fixed Rate         14.03              05/13-05/15         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     L        7,493,000           (5)           2.75         Fixed Rate         14.63              05/15-05/15         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     M        6,244,000           (5)           2.13         Fixed Rate         14.63              05/15-05/15         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     N        4,995,000           (5)           1.63         Fixed Rate         14.63              05/15-05/15         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     P       16,235,409           (5)           N/A          Fixed Rate         16.04              05/15-06/20         Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
     X      999,060,409 (2)       (5)           N/A            WAC I/O           9.14 (3)         10/10-06/20(4)       Private 144A
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------
   TOTAL:  $999,060,409            --           --               --               --                    --                  --
--------- ------------------- ------------ -------------- -------------- --------------------- --------------------- ---------------

(1) Expected assuming among other things, 0% CPR, no losses and that ARD loans pay off on their respective anticipated repayment dates.

(2)  Represents notional amount on Class X.

(3)  Represents weighted average life of notional amount on Class X.

(4) Represents period over which the notional amount of the Class X Certificates will be reduced to zero.

(5)  Not offered hereby.

STRUCTURAL HIGHLIGHTS
------------------------------------------------------------------------------

CALL PROTECTION
                                  Statistical Data
------------------------------    -----------------
  Total Loans With Lock-Out           100.0% **
------------------------------    -----------------
Loans With Initial Lock-Out &          80.6%**
    Defeasance Thereafter
------------------------------    -----------------
Loans With Initial Lock-Out &          19.4%**
 Yield Maintenance Thereafter
------------------------------    -----------------
  Weighted Average Remaining          9.65 years
   Lock-Out and Defeasance*
------------------------------    -----------------
 Weighted Average Open Period          2 months
------------------------------    -----------------
*    For loans with defeasance only.
**   % of initial mortgage pool balance.


-----------------------------------------------------
Open Period at     Number of  % of Initial Mortgage
  End Of Loan        Loans       Pool Balance
-----------------------------------------------------
      NONE             45            21.3%
-----------------------------------------------------
    1 MONTH            46            26.2
-----------------------------------------------------
    2 MONTHS           12            10.6
-----------------------------------------------------
    3 MONTHS           62            41.1
-----------------------------------------------------
    6 MONTHS            2             0.9
-----------------------------------------------------
     TOTAL:           167           100.0%
-----------------------------------------------------

STRUCTURAL HIGHLIGHTS
----------------------------------------------------------------------------


PREPAYMENT PREMIUMS*

------------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT     9/00       9/01       9/02       9/03       9/04       9/05        9/06     9/07      9/08       9/09    9/10
        PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
     LOCK-OUT/DEF.   100.0%     100.0%     100.0%     82.0%       80.4%      80.1%      80.0%     79.0%     79.1%     71.6%   100.0%
------------------------------------------------------------------------------------------------------------------------------------
      YIELD MAINT.     -          -           -       18.0%       19.6%      19.9%      20.0%     20.8%     20.9%     12.3%      -
------------------------------------------------------------------------------------------------------------------------------------
       SUB-TOTAL     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%      100.0%    99.9%    100.0%     83.9%   100.0%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
           5%          -          -           -         -           -          -          -         -         -         -        -
------------------------------------------------------------------------------------------------------------------------------------
           4%          -          -           -         -           -          -          -         -         -         -        -
------------------------------------------------------------------------------------------------------------------------------------
           3%          -          -           -         -           -          -          -         -         -         -        -
------------------------------------------------------------------------------------------------------------------------------------
           2%          -          -           -         -           -          -          -         -         -         -        -
------------------------------------------------------------------------------------------------------------------------------------
           1%          -          -           -         -           -          -          -         -         -         -        -
------------------------------------------------------------------------------------------------------------------------------------
          OPEN         -          -           -         -           -          -          -       0.1%        -       16.1%      -
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL       100.0%     100.0%     100.0%     100.0%     100.0%     100.0%      100.0%   100.0%    100.0%     100.0%  100.0%
------------------------------------------------------------------------------------------------------------------------------------

* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults.

STRUCTURAL HIGHLIGHTS
----------------------------------------------------------------------------

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:
The yield maintenance charge due in connection with a prepayment will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield (converted from semi-annual to monthly pay) of a Treasury security of similar maturity in most cases, assuming ARD loans mature on their respective anticipated repayment dates.

A portion of any collected prepayment premium will be paid on the Class of Principal Balance Certificates senior to the Class J Certificates then receiving principal based on the Discount Rate Fraction Methodology. The following example reflects that method. The balance of the prepayment premium will be distributed to the Class X Certificates.

DISCOUNT RATE FRACTION METHODOLOGY:
Mortgage Loan Characteristics of Mortgage Loan being prepaid:

         Balance:                                     $10,000,000
         Coupon:                                            7.75%
         Maturity:                                       10 years
Treasury Rate (monthly):                                    6.00%
Certificate Characteristics:
         Class A-1 Coupon:                                  7.00%
Discount Rate Fraction Example:

                                                   CLASS A-1              CLASS X
                                                  CERTIFICATES          CERTIFICATES
----------------------------------------------- ------------------ ---------------------
PRINCIPAL PAYMENT                                 $10,000,000               N/A
----------------------------------------------- ------------------ ---------------------
DISCOUNT RATE FRACTION CALCULATION
(Class A-1 Coupon - Reinvestment Yield) /       (7.00% - 6.00%) /   (100.0% - 57.14%) =
(Gross Mortgage Rate - Reinvestment Yield) =    (7.75% - 6.00%) =          42.86%
Discount Rate Fraction =                             57.14%
----------------------------------------------- ------------------ ---------------------
% OF PREMIUM ALLOCATED TO CLASSES                    57.14%                42.86%
----------------------------------------------- ------------------ ---------------------

POOL HIGHLIGHTS
------------------------------------------------------------------------------



General Pool Characteristics as of the Cut-Off Date, September 11, 2000

----------------------------------------------------------------------------
    Size of Pool                                           $999,060,409
------------------------------------------------------- --------------------
    Contributor of Collateral                              Lehman 66.8%
                                                              UBS 33.2%
------------------------------------------------------- --------------------
    Number of Loans                                                 167
------------------------------------------------------- --------------------
    Weighted Average Gross WAC                                   8.425%
------------------------------------------------------- --------------------
    Weighted Average Original Term to Maturity               122 months
------------------------------------------------------- --------------------
    Weighted Average Remaining Term to Maturity(1)           117 months
------------------------------------------------------- --------------------
    Average Balance                                          $5,982,398
------------------------------------------------------- --------------------
    Largest Loan                                            $85,932,282
------------------------------------------------------- --------------------
    Largest Conduit Loan                                    $40,942,051
------------------------------------------------------- --------------------
    WA DSCR(2)                                                    1.40x
------------------------------------------------------- --------------------
    Min - Max DSCR(2)                                     1.20x - 3.47x
------------------------------------------------------- --------------------
    WA LTV(2)                                                     67.7%
------------------------------------------------------- --------------------
    Min - Max LTV(2)                                      25.4% - 79.9%
------------------------------------------------------- --------------------
    WA LTV at Maturity(2)                                         61.0%
------------------------------------------------------- --------------------
    Geographic Diversity                                      28 states
------------------------------------------------------- --------------------
    Balloon or ARD Loans                                          97.9%
----------------------------------------------------------------------------

(1) Assumes ARD loans mature on their respective anticipated repayment dates.
(2) Excludes CTL Loans but includes other fully amortizing loans.

POOL HIGHLIGHTS
-----------------------------------------------------------------------------


ORIGINATION AND STRUCTURING

o Sponsors of properties securing loans in the LB-UBS 2000-C4 transaction include the following:

     --   Westfield America, Inc.

     --   Glimcher Realty Trust

     --   Konover Properties

     --   DDR/DRA

     --   B.F. Saul Company (Saul Centers, Inc. REIT)

     --   Capital Senior Living

o    Conduit Origination

-- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively--no secondary market loan purchases.

-- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Univest for UBS and by Deloitte & Touche for Lehman).

-- All hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items.

-- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history checks.

-- Appraisals are prepared in accordance with USPAP standards by approved vendors (all FIRREA appraisals).

POOL HIGHLIGHTS
----------------------------------------------------------------------------


ORIGINATION AND STRUCTURING (CONT'D)

o    Conduit Origination (cont'd)

     --   Substantially all borrowers are single asset entities.

     --   Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

          o    Delivered for all hospitality loans

     -- Cash management systems affecting approximately 92.6% of the initial mortgage pool balance

          o    Springing lockbox - 71.6% of the initial mortgage pool balance.

          o    Hard lockbox - 21.1% of the initial mortgage pool balance.

POOL HIGHLIGHTS
-------------------------------------------------------------------------------


ORIGINATION AND STRUCTURING (CONT'D)

     --   Fully Funded Escrows:

                               % of Pool with Funded
       Pool                         Escrow (1)
------------------------------ ---------------------
Replacement Reserves                  95.2%
------------------------------ ---------------------
Taxes                                 99.8%
------------------------------ ---------------------
Insurance                             89.8%
------------------------------ ---------------------
TI & LC (Retail)                      85.9%
------------------------------ ---------------------
TI & LC (Industrial)                  85.9%
------------------------------ ---------------------
TI & LC (Office)                      85.4%
------------------------------ ---------------------
(1)  Excludes CTL and Westfield Loans.

o    Credit Tenant Lease ("CTL") Loans Origination and Structuring

     -- All CTL loans are self-amortizing or have the benefit of a residual value insurance policy.

     --   All CTL loans have hard lockboxes.

     -- All non "bond" type CTL loans have the benefit of lease enhancement policies issued by Chubb Custom Insurance.

     -- Weighted average credit rating of tenant or affiliate which guarantees the lease of A+/A1 (no credit below A/A3) by S&P and Moody's, respectively

     --   2.1% of the initial mortgage pool balance

POOL HIGHLIGHTS
------------------------------------------------------------------------------

PROPERTY TYPE

o Multifamily(1) loans, Office loans, Industrial/Warehouse loans, Mobile Home Parks loans, Anchored Retail loans and Regional Mall loans comprise approximately 85.8% of the initial mortgage pool balance.



                         PROPERTY TYPE (AGGREGATE POOL)

                                     RETAIL
                                     39.4%

                                    Anchored
                                     Retail
                                     18.0%

                                    Regional
                                      Mall
                                     16.3%

                                     MOBILE
                                   HOME PARK
                                      1.5%

                                     MIXED
                                      USE
                                      1.3%

                                 MULTIFAMILY(1)
                                     24.8%

                                     HEALTH
                                     CARFE
                                      0.3%

                                      CTL
                                      2.1%

                                     HOTEL
                                      4.5%

                                     OFFICE
                                     19.9%

                                      SELF
                                    STORAGE
                                      0.8%

                                  INDUSTRIAL/
                                   WAREHOUSE
                                      5.3%



(1) Includes Senior Housing.

POOL HIGHLIGHTS
------------------------------------------------------------------------------

GEOGRAPHIC DIVERSITY

o    Loans are secured by properties located in 28 separate states.

o The state with the largest concentration is New York (19.2% of the initial mortgage pool balance, 8.6% of which is Westfield Shoppingtown South Shore).

                               STATE DISTRIBUTION

                                     OTHER*
                                     26.5%

                                       NY
                                     19.2%

                                       CA
                                     14.5%

                                       FL
                                     10.2%

                                       TX
                                      9.2%

                                       VA
                                      6.6%

                                       TN
                                      4.7%

                                       PA
                                      4.7%

                                       GA
                                      4.3%

* All other individual states comprise less than 4% of the initial mortgage pool balance.

POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


LOAN SIZE DIVERSITY

o    167 mortgage loans

o    Average loan size: $5,982,398

o Largest loan comprises 8.6% of the initial mortgage pool balance (Westfield Shoppingtown South Shore).




                             Loan Size Distribution

                     6.5%           24.9%      22.6%      12.0%        6.1%       6.3%       9.0%         4.1%       8.6%
               ---------------      -----     ------     -------     -------     -------    -------     -------     -------
 $ millions     less than $2        $2-$6     $6-$10     $10-$14     $14-$18     $18-$24    $24-$36     $36-$58     $58-$86


# of Loans           47              68         30         10          4          3           3           1            1



POOL HIGHLIGHTS
-----------------------------------------------------------------------------


DEBT SERVICE COVERAGE RATIO(1)

o    Weighted average debt service coverage of 1.40x(1)


                        Debt Service Coverage Ratio (1)


                            % of Inital
                             Mortgage
      Property Type        Pool Balance     WA DSCR        Min - Max DSCR
-------------------------- ------------ ---------------- --------------------
  RETAIL                       39.4%          1.56X          1.20X - 3.47X
-------------------------- ------------ ---------------- --------------------
      Anchored                 18.0%          1.27x          1.20x - 1.57x
-------------------------- ------------ ---------------- --------------------
      Regional Mall            16.3%          1.96x          1.31x - 3.47x
-------------------------- ------------ ---------------- --------------------
      Unanchored               5.1%           1.33x          1.25x - 1.95x
-------------------------- ------------ ---------------- --------------------
  MULTIFAMILY(2)               24.8%          1.25X          1.20X - 1.46X
-------------------------- ------------ ---------------- --------------------
  OFFICE                       19.9%          1.30X          1.21X - 1.54X
-------------------------- ------------ ---------------- --------------------
  INDUSTRIAL/WAREHOUSE         5.3%           1.31X          1.25X - 1.39X
-------------------------- ------------ ---------------- --------------------
  HOTEL                        4.5%           1.46X          1.40X - 1.64X
-------------------------- ------------ ---------------- --------------------
  CTL                          2.1%           N/A                 N/A
-------------------------- ------------ ---------------- --------------------
  MOBILE HOME PARK             1.5%           1.37X          1.24X - 1.86X
-------------------------- ------------ ---------------- --------------------
  MIXED USE                    1.3%           1.34X          1.22X - 1.49X
-------------------------- ------------ ---------------- --------------------
  SELF STORAGE                 0.8%           1.34X          1.26X - 1.43X
-------------------------- ------------ ---------------- --------------------
  HEALTH CARE                  0.3%           2.09X          2.09X - 2.09X
-------------------------- ------------ ---------------- --------------------
  TOTAL:                       100.0%         1.40X          1.20X - 3.47X
-------------------------- ------------ ---------------- --------------------



                    34.6%          24.4%         14.3%          3.7%          6.0%          3.0%         14.1%
                 -----------    -----------    -----------   -----------   -----------   -----------   -----------
                 1.20x-1.24x    1.25x-1.29x    1.30x-1.34x   1.35x-1.39x   1.40x-1.49x   1.50x-1.59x   1.60x-3.47x



# of Loans           45              51            24            12             15            4              8





(1)      Excludes CTL loans.
(2)      Includes Senior Housing.

POOL HIGHLIGHTS
-------------------------------------------------------------------------


LOAN TO VALUE RATIO(1)

o    Weighted Average Loan to Value Ratio of 67.7%

o    Weighted Average Loan to Value Ratio at Balloon or ARD of 61.0%


                            Loan to Value Ratio (1)



                    3.7%            1.3%         11.1%          1.9%          6.9%         11.7%         36.3%          27.1%
                 -----------    -----------    -----------   -----------   -----------   -----------   -----------   -----------
                   25%-35%        35%-45%        45%-50%       50%-60%       60%-65%       65%-70%       70%-75%       75%-80%



# of Loans             1             3             2             10             13           22             60           48





(1)  Excludes CTL loans.

POOL HIGHLIGHTS
----------------------------------------------------------------------------



CREDIT TENANT LEASE LOANS

o CTL loans comprise 2.1% of the initial mortgage pool balance and have an approximate weighted average credit rating of A+/A1 (S&P/Moody's).

                      Summary of Credit Tenant Lease Loans


  Tenant/Guarantor        # of Loans  Current Balance     S&P Rating            Moody's Rating
-------------------------- ---------- ---------------- --------------------- ------------------
  Walgreens Company(1)          3        $10,069,545           A+                     Aa3
-------------------------- ---------- ---------------- --------------------- ------------------
  CVS Corporation               4         $9,614,247            A                      A3
-------------------------- ---------- ---------------- --------------------- ------------------
  Mobil Corporation             1         $1,351,232         AAA(2)                  Aaa(2)
-------------------------- ---------- ---------------- --------------------- ------------------
TOTAL / WEIGHTED AVG.:          8        $21,035,024           A+                     A1
-------------------------- ---------- ---------------- --------------------- ------------------

(1)  Issuer credit rating

(2) The tenant is the unrated operating subsidiary of the Mobil Corporation, the rated parent. The tenant holds substantially all of the assets of the Mobil Corporation.

LARGEST SPONSOR CONCENTRATION
------------------------------------------------------------------------------

WESTFIELD AMERICA, INC. MORTGAGE LOANS:

o Two loans representing 12.2% of the initial mortgage pool balance have borrowers that are indirectly owned by Westfield America, Inc. (together, the "Westfield America Mortgage Loans").

o Westfield America, Inc. is one of the largest regional mall REITs. Westfield and its affiliates manage over 3.7 million square feet of retail space in the United States.


                                         Property
     Mortgage Loan                         Type      Current Balance  % of Deal    LTV         DSCR     S&P/Moody's*
---------------------------------------- ----------- ---------------  ---------   -------  ------------- ------------
  Westfield Shoppingtown                  Regional
        South Shore                         Mall      $ 85,932,282       8.6%      48.4%       1.65x       A / A3
---------------------------------------- ----------- ---------------  ---------   ------- ------------- -------------
  Westfield Shoppingtown                  Regional
        Plaza Camino Real                   Mall      $ 36,000,000       3.6%      25.4%       3.47x     AAA / Aaa
---------------------------------------- ----------- ---------------  ---------   ------- ------------- -------------
   TOTAL / WEIGHTED AVERAGE:                          $121,932,282      12.2%      41.6%       2.18X      A+ / A1
---------------------------------------------------- ---------------  ---------   ------- ------------- -------------

* The ratings indicated in this column reflect an assessment by S&P and Moody's that the credit characteristics of the noted mortgage loan is consistent with the obligations that are so rated.

LARGEST SPONSOR CONCENTRATION
----------------------------------------------------------------------------

WESTFIELD SHOPPINGTOWN SOUTH SHORE; BAY SHORE, NEW YORK:



                                [Photo Omitted]

LARGEST SPONSOR CONCENTRATION
-----------------------------------------------------------------------------

WESTFIELD SHOPPINGTOWN SOUTH SHORE; BAY SHORE, NEW YORK:




                                [Photo Omitted]

LARGEST SPONSOR CONCENTRATION
------------------------------------------------------------------------

WESTFIELD SHOPPINGTOWN SOUTH SHORE; BAY SHORE, NEW YORK:

Principal Amount:                          $85,932,282

Interest Rate:                             8.177%

Anticipated Repayment Date:                December 11, 2009

Term to ARD:                               10 years

Amortization:                              30 years; hyper-amortization
                                           commencing after the ARD

Sponsor:                                   Westfield America, Inc.

Anchors:                                   Macy's, Sears, JC Penney and
                                           Lord & Taylor

Property:                                  1,154,671 square foot regional mall

Location:                                  Bay Shore, New York

1999 In-Line Sales/SF:                     $393

In-Line Cost of Occupancy:                 15.3%

Overall Occupancy(1):                      98.4%

Value:                                     $177.4 million

LTV Ratio:                                 48.4%

DSCR:                                      1.65x

Reserves:                                  Springing (if DSCR falls below 1.25x
                                           or an event of default occurs,
                                           lockbox will be established for
                                           tenant improvements, leasing
                                           commissions, operating expenses
                                           and capital expenditures)

Lockbox:                                   Hard for debt service, taxes and
                                           insurance; Springing for reserves


(1)  Based on May 1, 2000 rent roll.

LARGEST SPONSOR CONCENTRATION
----------------------------------------------------------------------------

WESTFIELD SHOPPINGTOWN PLAZA CAMINO REAL; CARLSBAD, CALIFORNIA:






                                [Photos Omitted]

LARGEST SPONSOR CONCENTRATION
----------------------------------------------------------------------------

WESTFIELD SHOPPINGTOWN PLAZA CAMINO REAL; CARLSBAD, CALIFORNIA:






                                [Photos Omitted]

LARGEST SPONSOR CONCENTRATION
------------------------------------------------------------------------------
WESTFIELD SHOPPINGTOWN PLAZA CAMINO REAL; CARLSBAD, CALIFORNIA:

Principal Amount:                       $36,000,000

Interest Rate:                          7.65%

Anticipated Repayment Date:             June 11, 2010

Term to ARD:                            10 years

Amortization:                           Interest only to the ARD;
                                        hyper-amortization commencing
                                        after the ARD

Sponsor:                                Westfield America, Inc.

Anchors:                                JC Penney, Macy's, Sears,
                                        Robinsons-May and Macy's Men's &
                                        Home Store

Property:                               1,148,028 square foot, fully enclosed,
                                        two-level, regional mall

Location:                               Carlsbad, California

1999 In-Line Sales/SF:                  $320

In-Line Cost of Occupancy:              13.1%

Overall Occupancy(1):                   96.1%

Value:                                  $141.9 million

LTV Ratio:                              25.4%

DSCR:                                   3.47x

Reserves:                               a) Completion reserve account funded
                                           with $94,375

                                        b) Springing (if DSCR falls
                                           below 1.35x, if an event of
                                           default occurs, or if
                                           borrower fails to repay the
                                           loan in full by its ARD,
                                           lockbox will be established
                                           for taxes and if an event of
                                           default occurs, for
                                           insurance)

Lockbox:                                Springing

(1)  Based on 4/1/00 rent roll, updated for new leasing activity through May
     2000.

INVESTOR REPORTING
------------------------------------------------------------------------------


Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.

               NAME OF REPORT                                          DESCRIPTION (INFORMATION PROVIDED)
------------ ------------------------------------------------------- -------------------------------------------------------------
     1         Distribution Date Statements                            principal and interest distributions, principal balances
------------ ------------------------------------------------------- -------------------------------------------------------------
     2         Mortgage Loan Status Report                             portfolio stratifications
------------ ------------------------------------------------------- -------------------------------------------------------------
     3         Comparative Financial Status Report                     revenue, NOI, DSCR to the extent available
------------ ------------------------------------------------------- -------------------------------------------------------------
     4         Delinquent Loan Status Report                           listing of delinquent mortgage loans
------------ ------------------------------------------------------- -------------------------------------------------------------
     5         Historical Loan Modification Report                     information on modified mortgage loans
------------ ------------------------------------------------------- -------------------------------------------------------------
     6         Historical Liquidation Report                           net liquidation proceeds and realized losses
------------ ------------------------------------------------------- -------------------------------------------------------------
     7         REO Status Report                                       NOI and value of REO
------------ ------------------------------------------------------- -------------------------------------------------------------
     8         Servicer Watch List                                     listing of loans in jeopardy of becoming Specially Serviced
------------ ------------------------------------------------------- -------------------------------------------------------------
     9         Loan Payoff Notification Report                         listing of loans that have given notice of intent to payoff

TIMELINE
----------------------------------------------------------------------------


DATE                            EVENT
------------------------------- -----------------------------------------------
Week of September 11, 2000      Structural & Collateral Term Sheets Available
                                Red Herrings Available
                                Road shows
------------------------------- -----------------------------------------------
Week of September 18, 2000      Road shows (cont'd)
                                Investor Calls
                                PRICING
------------------------------- -----------------------------------------------
Week of September 25, 2000      Closing
------------------------------- -----------------------------------------------